                                                                    Exhibit 10.1

                AMENDED AND RESTATED DOMESTIC PLEDGE AGREEMENT
                ----------------------------------------------

          AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of February 24, 1999, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of
                                                        --------
     FIRST UNION NATIONAL BANK, a national banking association (the "Trustee"),
                                                                     -------
     not individually but solely as Trustee under the Amended and Restated Trust Agreement, dated as of February 24, 1999 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement"), among
                                                ---------------
     Federal-Mogul Corporation, a Michigan corporation (the "Company"), the
                                                             -------
     Subsidiaries of the Company parties thereto and the Trustee.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, pursuant to the Loan Agreement, dated as of September 30, 1998 (as amended, the "Loan Agreement"), among the Company, the several
                            --------------
     banks and other financial institutions from time to time parties thereto (the "Loan Agreement Lenders") and The Chase Manhattan Bank, as
           ----------------------
     Administrative Agent, the Loan Agreement Lenders have made and/or agreed to make loans to the Company upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the 364-Day Revolving Credit Agreement, dated as of September 30, 1998 (as amended, the "364-Day Agreement"), among the
                                             -----------------
     Company, the several banks and other financial institutions from time to time parties thereto (the "364-Day Agreement Lenders") and The Chase
                                -------------------------
     Manhattan Bank, as Administrative Agent, the 364-Day Agreement Lenders have made and/or agreed to make loans to the Company upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of December 18, 1997 (as amended, the "1997 Credit Agreement");
                                                     ---------------------
     together with the Loan Agreement and the 364-Day Agreement, the "Existing
                                                                      --------
     Credit Agreements"), among the Company, each Foreign Subsidiary Borrower
     -----------------
     party thereto (together with the Company, the "Existing Borrowers"), the
                                                    ------------------
     banks and other financial institutions from time to time parties thereto (the "Existing Lenders") and The Chase Manhattan Bank, as Administrative
           ----------------
     Agent, the Existing Lenders have made and/or agreed to make loans to the Existing Borrowers upon the terms and subject to the conditions set forth therein, and the Company has guaranteed all of the obligations of the Foreign Subsidiary Borrowers and the Local Currency Borrowers (as defined in the 1997 Credit Agreement);

          WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, dated as of February 24, 1999 (as amended, modified, supplemented, extended or renewed from time to time, including pursuant to any amendment and restatement thereof, the "Credit Agreement"), among the Company, each
                                   ----------------
     Foreign Subsidiary Borrower party thereto, the Lenders parties thereto and The Chase Manhattan Bank, as Administrative Agent, the Existing Credit Agreements are being amended and restated and refinanced in their entirety, and the Lenders have agreed to make further Loans to the Borrowers;

          WHEREAS, each Borrower (as defined below) is a member of an affiliated group of companies that includes each Grantor;

          WHEREAS, the proceeds of the loans under the Existing Credit Agreements and of the Loans (as defined below) to be made under the Credit Agreement have been or will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the Loans;

          WHEREAS, it is a requirement under the Indenture, dated as of June 29, 1998 (as amended, supplemented or otherwise modified from time to time, the "New Public Debt Indenture"), among the Company, certain Subsidiaries of
      -------------------------
     the Company and the New Public Debt Trustee (as defined below), that certain of the assets in which a security interest is created hereunder must secure the securities issued under the New Public Debt Indenture (the "New Public Debt Securities") equally and ratably with all other
      --------------------------
     indebtedness secured thereby;

          WHEREAS, it is a requirement under the Indenture, dated as of August 12, 1994 (as amended, supplemented or otherwise modified from time to time, the "1994 Public Debt Indenture"), between the Company and the 1994 Public
          --------------------------
     Debt Trustee (as defined below), that certain of the assets in which a security interest is created hereunder must secure the securities issued under the 1994 Public Debt Indenture (the "1994 Public Debt Securities")
                                                ---------------------------
     equally and ratably with all other indebtedness secured thereby;

          WHEREAS, in connection with any Bond Offering by the Company, the Credit Agreement permits the obligations in connection with such Bond Offering to be secured equally and ratably with the Credit Agreement by certain of the assets in which a security interest is created hereunder;

          WHEREAS, (i) the Company is the guarantor party to the Guaranty, dated as of June 30, 1995, as amended (the "ESOP Guaranty"), in favor of Bank of
                                           -------------
     America National Trust and Savings Association, as agent (in such capacity, the "ESOP Agent") under the Loan Agreement, dated as of June 30, 1995, as
          ----------
     amended (the "ESOP Loan Agreement"), with the Federal-Mogul Corporation
                   -------------------
     Salaried Employees' Stock Ownership Trust, as borrower, and Bank of America National Trust and Savings Association, as agent and (ii) it is a requirement of the ESOP Guaranty that the assets in which a security interest is created hereunder must secure the obligations of the Company under the ESOP Guaranty equally and ratably with all other indebtedness secured thereby;

          WHEREAS, each of the Grantors is a party to one or more of (i) the Pledge Agreement, dated as of March 12, 1998, as amended, (ii) the Domestic Pledge

     Agreement, dated as of October 9, 1998, as amended, (iii) the New Domestic Pledge Agreement, dated as of October 9, 1998, as amended, (iv) the Foreign Subsidiary Holding Company Pledge Agreement, dated as of September 4, 1998, as amended, and (v) the Foreign Subsidiary Holding Company Pledge Agreement, dated as of October 9, 1998, as amended, each in favor of the Trustee (collectively, the "Existing Domestic Pledge Agreements"), which
                                 -----------------------------------
     secure all obligations secured hereby; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders (as defined below) to agree to amend and restate the Existing Credit Agreements and to continue to make their respective Loans to the Borrowers under the Credit Agreement that the Existing Domestic Pledge Agreements shall have been amended and restated as provided herein to reflect the amendment and restatement of the Existing Credit Agreements pursuant to the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent (as defined below) and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans thereunder, each Grantor hereby agrees with the Trustee, for the ratable benefit of the Lenders, the ESOP Credit Parties and the Holders, that the Existing Domestic Pledge Agreements are hereby amended and restated in their entirety as follows:

                           SECTION 1. DEFINED TERMS

     1.1  Definitions. (a) Unless otherwise defined herein, terms defined in the
          -----------
Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement

     (b)  The following terms shall have the following meanings:

          "Administrative Agent": The Chase Manhattan Bank, in its capacity as
           --------------------
     Administrative Agent under the Credit Agreement, and any successor Administrative Agent appointed thereunder.

          "Agreement": this Amended and Restated Domestic Pledge Agreement, as
           ---------
     the same may be amended, supplemented or otherwise modified from time to time.

          "Bond Offering": as defined in the Credit Agreement.
           -------------

          "Bond Offering Securities": the securities issued in connection with a
           ------------------------
     Bond Offering, to the extent the proceeds thereof are applied in accordance with the terms of the Credit Agreement and to the extent the terms of such Securities require that such securities be secured by certain of the assets in which a security interest is created hereunder.

          "Collateral": the collective reference to (a) all Pledged Stock, (b)
           ----------
     all Intercompany Loans and Intercompany Notes, and (c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, in each case whether now owned by a Grantor or hereafter acquired by a Grantor.

          "Credit Agreement": as defined in the recitals hereto.
           ----------------

          "Credit Agreement Obligations": the collective reference to the unpaid
           ----------------------------
     principal of and interest on the Loans and all other obligations and liabilities of the Borrowers (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the Notes, the other Loan Documents or any Hedge Agreement or Reimbursement Agreement entered into by any Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Borrower pursuant to the terms of any of the foregoing agreements).

          "ESOP Agent": as defined in the recitals hereto.
           ----------

          "ESOP Credit Parties": the collective reference to the ESOP Agent and
           -------------------
     the ESOP Lenders.

          "ESOP Guaranty": as defined in the recitals hereto.
           -------------

          "ESOP Guaranty Obligations": the collective reference to all
           -------------------------
     obligations and liabilities of the Company to the ESOP Credit Parties under the ESOP Guaranty (including, without limitation, interest accruing at the then applicable rate provided in the ESOP Loan Agreement after the maturity of the loans made under the ESOP Loan Agreement and interest accruing at the then applicable rate provided in the ESOP Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

          "ESOP Lenders": the lenders parties to the ESOP Loan Agreement.
           ------------
          "ESOP Loan Agreement": as defined in the recitals hereto.
           -------------------

          "Existing Credit Agreements": as defined in the recitals hereto.
           --------------------------

          "Guarantor Obligations": with respect to any Grantor other than the
           ---------------------
     Company, the collective reference to all obligations and liabilities of such Grantor which may arise under or in connection with the Subsidiary Guarantee to which such Grantor is a party, this Agreement or any other Loan Document to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or the Lenders that are required to be paid by such Grantor pursuant to the terms of this Agreement or any other Loan Document).

          "Hedge Agreements": as to any Person, all interest rate swaps,
           ----------------
     currency swaps, commodity swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates, commodity prices or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Holder Representative": as defined in the Trust Agreement.
           ---------------------

          "Holders": the holders of the Public Debt Obligations (including, when
           -------
     the context permits, the relevant Public Debt Trustee acting on behalf of such holders).

          "Intercompany Loans": the collective reference to all loans and
           ------------------
     advances, whether or not evidenced by any promissory note or other instrument, made by any Grantor to (i) any Foreign Subsidiary or (ii) T & N Industries, Inc.; provided, that Intercompany Loans shall exclude any such
                       --------
     loans and advances to any Foreign Subsidiary to which all such outstanding loans and advances by all Grantors aggregate less than $25,000,000.

          "Intercompany Notes": the promissory notes listed on Schedule 1,
           ------------------                                  ----------
     together with any promissory note or other instrument evidencing an Intercompany Loan that may be issued to, or held by, any Grantor while this Agreement is in effect.

          "Issuers": the collective reference to each issuer of Pledged Stock.
           -------

          "New Public Debt Indenture": as defined in the recitals hereto.
           -------------------------

          "New Public Debt Securities": as defined in the recitals hereto.
           --------------------------

          "New Public Debt Trustee": The Bank of New York, as trustee under the
           -----------------------
     New Public Debt Indenture, and any successor trustee appointed thereunder.

          "New York UCC": the Uniform Commercial Code as from time to time in
           ------------
     effect in the State of New York.

          "1994 Public Debt Indenture": as defined in the recitals hereto.
           --------------------------

          "1994 Public Debt Securities": as defined in the recitals hereto.
           ---------------------------

          "1994 Public Debt Trustee": U.S. Bank Trust National Association, as
           ------------------------
     successor to Continental Bank, as trustee under the 1994 Public Debt Indenture, and any successor trustee appointed thereunder.

          "Notice of Acceleration": as defined in the Trust Agreement.
           ----------------------

          "Other Collateral": all Collateral other than Shared Collateral.
           ----------------

          "Pledged Securities": the collective reference to the Pledged Stock
           ------------------
     and the Intercompany Notes.

          "Pledged Stock": the shares of Capital Stock listed on Schedule 1,
           -------------                                         ----------
     together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in any event not more than 65% of the voting
                   --------
     stock of any Excluded Foreign Subsidiary is pledged hereunder and under the other Loan Documents.

          "Proceeds": all "proceeds" as such term is defined in Section 9-306(1)
           --------
     of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions or payments with respect thereto.

          "Public Debt Indenture": each of the 1994 Public Debt Indenture, the
           ---------------------
     New Public Debt Indenture and any indenture entered into in connection with any Bond Offering Securities.

          "Public Debt Obligations": the unpaid principal of, and premium, if
           -----------------------
     any, and interest on, the Public Debt Securities (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the Public Debt Securities after the maturity of the Public Debt Securities and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

          "Public Debt Securities": the collective reference to the 1994 Public
           ----------------------
     Debt Securities, the New Public Debt Securities and the Bond Offering Securities.

          "Public Debt Trustee": each of the 1994 Public Debt Trustee, the New
           -------------------
     Public Debt Trustee and any trustee under the instruments governing any Bond Offering Securities, in each case acting jointly or individually, as the context shall require.

          "Reimbursement Agreement": any letter of credit application, letter of
           -----------------------
     credit reimbursement agreement or similar agreement entered into by any Borrower with any Lender pursuant to which such Borrower agrees to reimburse such Lender in respect of a letter of credit issued by such Lender for the account of such Borrower; provided, that Reimbursement
                                              --------
     Agreement shall not include any such agreement relating to any letter of credit in respect of which the issuing Lender shall have delivered a written acknowledgement to the Administrative Agent to the effect that the obligations of the account party in respect of such letter of credit shall not be secured pursuant to the Security Documents or guaranteed pursuant to a Subsidiary Guarantee.

          "Secured Obligations": (a) with respect to the Company, the
           -------------------
     collective reference to (i) the Public Debt Obligations, (ii) the Credit Agreement Obligations, (iii) the ESOP Guaranty Obligations, and (iv) the Trustee Fees (as defined in the Trust Agreement); and (b) with respect to each Grantor other than the Company, the collective reference to (i) such Grantor's Guarantor Obligations, (ii) the Public Debt Obligations, (iii) the ESOP Guaranty Obligations, and (iv) the Trustee Fees (as defined in the Trust Agreement).

          "Secured Parties": the collective reference to (i) the Holders, (ii)
           ---------------
     the Lenders and the Administrative Agent, (iii) the ESOP Credit Parties and
     (iv) the Trustee.

          "Securities Act": the Securities Act of 1933, as amended.
           --------------

          "Shared Collateral": all Collateral constituting "shares of capital
           -----------------
     stock or evidence of Indebtedness of any Restricted Subsidiary" within the meaning of Section 10.09 of the 1994 Public Debt Indenture, Section 3.1 of the First Supplemental Indenture, dated June 30, 1998, in connection with the New Public Debt Indenture, or comparable provisions of any other Public Debt Indenture.

     1.2  Other Definitional Provisions.  (a)  The words "hereof," "herein",
          -----------------------------
"hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                     SECTION 2. GRANT OF SECURITY INTEREST

     2.1  Grant of Security Interest. Each Grantor hereby grants to the Trustee,
          --------------------------
for the ratable benefit of the Secured Parties as described more fully in the next succeeding sentence a security interest in all of the Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor. The foregoing grant of a security interest by each Grantor (i) in any Shared Collateral is granted to the Trustee, for the ratable benefit of the Secured Parties, to secure all Secured Obligations of such Grantor and (ii) in any Other Collateral is granted to the Trustee, for the ratable benefit of the Lenders and the ESOP Credit Parties, to secure (x) in the case of the Company, the Credit Agreement Obligations and the ESOP Guaranty Obligations and (y) in the case of each other Grantor, the Guarantor Obligations of such Grantor relating to the Credit Agreement and the ESOP Guaranty Obligations.

     2.2  Limitation.  Anything herein or in any other Loan Document to the
          ----------
contrary notwithstanding, the maximum amount of Secured Obligations secured pursuant hereto or pursuant to any other Loan Document by the assets owned by any Grantor which is a Subsidiary of the Company shall in no event exceed the amount which can be so secured under applicable federal and state laws relating to the insolvency of debtors.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

     3.1  Representations in the Credit Agreement.  In the case of each Grantor
          ---------------------------------------
other than the Company, the representations and warranties set forth in Article VI of the Credit Agreement, as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Trustee and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this subsection 3.1, be deemed to be a reference to such Grantor's knowledge.

     3.2  Title; No Other Liens. Except for the security interest granted to the
          ---------------------
Trustee for the benefit of the Secured Parties and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No public notice with respect to all or any part of the Collateral is of record in any public office, except such as have been filed in favor of the Trustee, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

     3.3  Perfected First Priority Liens.  The security interests granted
          ------------------------------
pursuant to this Agreement (a) upon delivery to the Trustee of the certificates representing the Pledged Stock and the Intercompany Notes and the filing of UCC Financing Statements in the offices set forth in Schedule 2, will constitute valid perfected security interests in all of the Collateral in favor of the Trustee, for the benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof; provided, that no representations are made with
                              --------
respect to the requirements of any laws of any jurisdiction other than the United States or any State thereof.

     3.4  Pledged Securities.  (a)  The shares of Pledged Stock pledged by such
          ------------------
Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor; provided,
                                                                   --------
that with respect to each Issuer which is an Excluded Foreign Subsidiary, and with respect to F-M International Group, Inc., not more than 65% of the voting stock of any such Issuer is pledged hereunder.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Each of the Intercompany Notes, when issued, will constitute the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     (e) F-M International Group Inc. is the record and beneficial owner of, and has good and marketable title to, the percentage of shares of each Foreign Subsidiary, as listed on Schedule 3 hereto, free of any and all Liens or options in favor of, or claims of, any other Person, and all such shares have been duly and validly issued and are fully paid and nonassessable.

                             SECTION 4. COVENANTS

          Each Grantor covenants and agrees with the Trustee and the Secured Parties that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full and the Commitments shall have terminated:

     4.1  Covenants in the Credit Agreement.  In the case of each Grantor other
          ---------------------------------
than the Company, such Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

     4.2  Payment of Obligations.  Such Grantor will pay and discharge or
          ----------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     4.3  Maintenance of Perfected Security Interest. (a) Such Grantor shall
          ------------------------------------------
maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in subsection 3.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) Such Grantor will furnish to the Trustee and the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent or the Trustee, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent or the Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

     4.4  Notices.  Such Grantor will advise the Trustee and the Administrative
          -------
Agent promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Trustee to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     4.5  Pledged Stock.  (a)  If such Grantor shall become entitled to receive
          --------
or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Trustee, hold the same in trust for the Trustee and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by such Grantor to the Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Trustee so requests, signature guaranteed, to be held by the Trustee, subject to the terms hereof, as additional collateral security for the Secured Obligations of such Grantor. Any sums paid upon or in respect of the Pledged Stock pledged by any Grantor upon the liquidation or dissolution of any Issuer shall be paid over to the Trustee to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor, and in case any distribution of capital shall be made on or in respect of the Pledged Stock pledged by any Grantor or any property shall be distributed upon or with respect to the Pledged Stock pledged by any Grantor pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Trustee, be delivered to the Trustee to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Trustee, hold such money or property in trust for the Secured

Parties, segregated from other funds of such Grantor, as additional collateral security for the Secured Obligations of such Grantor.

     (b) Without the prior written consent of the Trustee, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Stock or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Trustee to sell, assign or transfer any of the Pledged Stock or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Trustee promptly in writing of the occurrence of any of the events described in subsection 4.5(a) with respect to the Pledged Stock issued by it and (iii) the terms of subsections 5.1(c) and 5.4 shall apply to it, mutatis mutandis, with respect to all actions that may be
                   ------- --------
required of it pursuant to subsection 5.1(c) or 5.4 with respect to the Pledged Stock issued by it.

     (d) In the case of each Issuer which is not a Grantor, the Grantor with respect to such Issuer shall cause such Issuer to execute and deliver to the Trustee an acknowledgement and consent in the form of Annex 1.

                        SECTION 5. REMEDIAL PROVISIONS

     5.1  Pledged Stock. (a) Unless a Notice of Acceleration shall be in effect
          -------------
and the Trustee shall have given notice to the Company of the Trustee's intent to exercise its corresponding rights pursuant to subsection 5.1(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall
                                          --------  -------
be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     (b) If a Notice of Acceleration shall be in effect and the Trustee shall give notice of its intent to exercise such rights to the Company, (i) the Trustee shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in the order specified in the Trust Agreement, and
(ii) any or all of the Pledged Stock shall be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may thereafter exercise
(x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and
(y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Trustee of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Trustee may determine), all without liability except to account for property actually received by it, but the Trustee shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Trustee in writing that (x) states that a Notice of Acceleration is in effect and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) if a Notice of Acceleration is in effect, pay any dividends or other payments with respect to the Pledged Stock directly to the Trustee.

     5.2  Application of Proceeds.  All Proceeds of the Collateral received by
          -----------------------
the Trustee hereunder shall be held and applied in accordance with the Trust Agreement.

     5.3  Code and Other Remedies. If a Notice of Acceleration is in effect, the
          -----------------------
Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Trustee, any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Trustee or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. The Trustee shall apply the net proceeds of any action taken by it pursuant to this subsection 5.3, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Trustee and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in the order specified in the Trust Agreement, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Trustee or any Secured Party arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Trustee, such Secured Party or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     5.4   Registration Rights. (a) If the Trustee (upon directions received by
           -------------------
it pursuant the Trust Agreement) shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.3, and if in the opinion of the Trustee it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Trustee (as directed pursuant to the Trust Agreement), necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Trustee (as directed pursuant to the Trust Agreement), are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Trustee (as directed pursuant to the Trust Agreement) shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) Each Grantor recognizes that the Trustee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Trustee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this subsection 5.4 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this subsection 5.4 will cause irreparable injury to the Trustee and the Secured Parties, that the Trustee and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this subsection 5.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreements.

     5.5  Deficiency.  Each Grantor shall remain liable for any deficiency if
          ----------
the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Trustee to collect such deficiency.

                            SECTION 6. THE TRUSTEE

     6.1  Trustee's Appointment as Attorney-in-Fact, etc. (a) Each Grantor
          ----------------------------------------------
hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, other than taxes being contested in good faith and by appropriate proceedings;

          (ii) execute, in connection with any sale provided for in subsection 5.3, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (iii) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Trustee or as the Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Trustee may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Trustee were the absolute owner thereof for all purposes, and do, at the Trustee's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Trustee deems necessary to protect, preserve or realize upon the Collateral and the Trustee's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this subsection 6.1 (a) to the contrary notwithstanding, the Trustee agrees that it will not exercise any rights under the power of attorney provided for in this subsection 6.1(a) unless directed to do so in the manner specified in the Trust Agreement while a Notice of Acceleration is in effect.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Trustee incurred in connection with actions undertaken as provided in this subsection 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans which are Revolving Credit Loans under the Credit Agreement, from the date of payment by the Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Trustee on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     6.2  Duty of Trustee.  The Trustee's sole duty with respect to the custody,
          ---------------
safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Trustee deals with similar property for its own account. Neither the Trustee, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Trustee and the Secured Parties hereunder are solely to protect the Trustee's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Trustee or any Secured Party to exercise any such powers. The Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     6.3  Authority of Trustee.  Each Grantor acknowledges that the rights and
          --------------------
responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this

Agreement shall, as between the Trustee and the Secured Parties, be governed by the Trust Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Trustee and the Grantors, the Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                           SECTION 7. MISCELLANEOUS

     7.1  Amendments in Writing. None of the terms or provisions of this
          ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing executed by the Grantors and by the Trustee (pursuant to instructions given in accordance with the Trust Agreement).

     7.2  Notices.  All notices, requests and demands to or upon the Trustee or
          -------
any Grantor hereunder shall be effected in the manner provided for in subsection
6.1 of the Trust Agreement; provided that any such notice, request or demand to
                            --------
or upon any Grantor other than the Company shall be addressed to such Grantor c/o the Company and that any such notice, request or demand to or upon the Trustee shall be addressed to the Trustee at its notice address set forth in the Trust Agreement.

     7.3  No Waiver by Course of Conduct; Cumulative Remedies. Neither the
          ---------------------------------------------------
Trustee nor any Secured Party shall by any act (except by a written instrument pursuant to subsection 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Trustee or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     7.4  Enforcement Expenses; Indemnification. (a) Each Grantor agrees to pay
          -------------------------------------
or reimburse each Secured Party and the Trustee for all its reasonable costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel to the Trustee.

     (b) Each Grantor agrees to pay, and to save the Trustee and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) Each Grantor agrees to pay, and to save the Trustee and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to indemnify the Administrative Agent and the Lenders pursuant to
Section 13.05 of the Credit Agreement, and subsection 4.6 of the Trust
Agreement.

     (d) The agreements in this subsection 7.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents and the Trust Agreement.

     7.5  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of each Grantor and shall inure to the benefit of the Trustee and the Secured Parties and their successors and assigns; provided that
                                                                  --------
no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Trustee.

     7.6  Counterparts.  This Agreement may be executed by one or more of the
          ------------
parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.7  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.8  Section Headings.  The Section headings used in this Agreement are for
          ----------------
convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     7.9  Integration. This Agreement and the other Loan Documents represent the
          -----------
agreement of the Grantors, the Administrative Agent, the Trustee and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Trustee, the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     7.10 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.11 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably
          -----------------------------------
and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the

Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.2 or at such other address of which the Trustee shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     7.12  Acknowledgements.  Each Grantor hereby acknowledges that:
           ----------------

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Trustee nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Trustee and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties, among the Secured Parties or among the Grantors and the Secured Parties.

     7.13  WAIVER OF JURY TRIAL. EACH OF THE GRANTORS, AND, BY ACCEPTANCE OF THE
           --------------------
BENEFITS HEREOF, EACH OF THE TRUSTEE AND THE SECURED PARTIES, HERE BY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     7.14  Additional Grantors.  Each Subsidiary of the Company that is required
           -------------------
to become a party to this Agreement pursuant to Section 8.11 of the Credit Agreement, shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 2 hereto.

     7.15  Releases.  (a)  At such time as the Loans and the other Secured
           --------
Obligations shall have been paid in full and the Commitments have been terminated and the Holder Representatives on behalf of the Secured Parties have so certified to the Trustee, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Trustee shall deliver to such Grantor any Collateral held by the Trustee hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. In addition, the Trustee shall release the Collateral upon directions from the Administrative Agent as provided in subsection 6.10 of the Trust Agreement.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Trustee, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Company shall have delivered to the Trustee, at least ten
--------
Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with (i) a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and (ii) a written confirmation by the Administrative Agent that such release is permitted by the Credit Agreement. At the request and sole expense of the Company, a Grantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Trustee, at
           --------
least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with (i) a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and (ii) a written confirmation by the Administrative Agent that such release is permitted by the Credit Agreement.

     (c) The Trustee will, at any time, upon the written instruction of the Administrative Agent, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Collateral specified by the Administrative Agent in such instruction.

     (d) By acceptance of the benefits hereof, each Secured Party acknowledges and consents to the provisions of this subsection 7.15, agrees that the Trustee shall incur no liability whatsoever to any Secured Party for any release effected by the Trustee in accordance with this subsection 7.15 and agrees that the Administrative Agent shall incur no liability whatsoever to any Secured Party for any release directed or consented to by it in accordance with the Credit Agreement.

     7.16  Foreign Issuers.  Notwithstanding any provision of this Agreement, to
           ---------------
the extent that the Trustee or the Administrative Agent is granted a security interest, as security for the Secured Obligations, in any Pledged Securities issued by any Foreign Subsidiary pursuant to another pledge agreement or other security instrument acceptable to the Administrative Agent, the provision of such other pledge agreement or security instrument shall control with respect to such Pledged Securities.

     IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                              FEDERAL-MOGUL CORPORATION

                              By: ____________________
                              Name:
                              Title:

                              FEDERAL-MOGUL IGNITION COMPANY
                              CARTER AUTOMOTIVE COMPANY, INC.
                              FEDERAL-MOGUL U.K. HOLDINGS INC.

                              By: ____________________
                              Name:
                              Title: